                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.          ATTACHED     ATTACHED
------------------------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                                           MOR - 1                 Yes
------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
------------------------------------------------------------------------------------------------------------------------------
Bank Account Reconciliations                                                  MOR - 2                 Yes
------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                       MOR - 3                 Yes
------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                 MOR - 4                 Yes
------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                  MOR - 5                 Yes
------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                          MOR - 5                 Yes
------------------------------------------------------------------------------------------------------------------------------
Listing of aged accounts payable                                              MOR - 5                 Yes
------------------------------------------------------------------------------------------------------------------------------
Schedule of Insurance - Listing of Policies                                   MOR - 6                 Yes
------------------------------------------------------------------------------------------------------------------------------




The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
----------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   12/23/2002
--------------------------------------------------                --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002

                               DEBTOR AFFIRMATION


-----------------------------------------------------------------------------------------------------------
AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
-----------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of                  X
Operating Instructions and Reporting Requirements, is in effect.
-----------------------------------------------------------------------------------------------------------
2.  That all post petition taxes, as described in section 9 of the Notice of        X
Operating Instructions and Reporting Requirements, are current.
-----------------------------------------------------------------------------------------------------------
3.  No professional fees (accountant, attorneys, etc.) have been paid               X
without specific court authorization.  If no, provide an explanation below.
-----------------------------------------------------------------------------------------------------------

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   12/23/2002
--------------------------------------------------                --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                            BANK ACCOUNTS                  CURRENT MONTH       CUMULATIVE FILING TO
                                                                                                                      DATE
                                          OPERATING                                          ACTUAL                  ACTUAL
CASH - BEGINNING OF MONTH                  $ -            $ -          $ -        $ -    $ 33,022,195.31         $  4,655,262.26

RECEIPTS                                   SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                           -              -            -          -          6,483,707             543,065,195
INTEREST INCOME                              -              -            -          -             18,955                  73,444
ACCOUNTS RECEIVABLE - CREDIT & COLL.         -              -            -          -                 -                1,433,819
ACCOUNTS RECEIVABLE - LOCKBOX                -              -            -          -                 -               87,262,187
RETAIL STORE DEPOSITS                        -              -            -          -                 -               42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM
   LIQUIDATORS                               -              -            -          -          4,687,800             138,798,212
REVOLVER BORROWINGS - FLEET                  -              -            -          -                 -              163,221,961
RETURN ITEMS REDEPOSITED                     -              -            -          -                 -                   32,954
MISCELLANEOUS                                -              -            -          -             20,379               4,528,886
BANKCARD CASH RECEIPTS                       -              -            -          -            (17,279)            103,452,401
EMPLOYEE BENEFIT PLANS                       -              -            -          -                 -                  287,173
CORPORATE INCOME TAX REFUND                  -              -            -          -                 -                2,851,536
   TOTAL RECEIPTS                          $ -            $ -          $ -        $ -    $    11,193,562         $ 1,087,128,037

DISBURSEMENTS                              SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                           -              -            -          -          6,548,908             545,568,896
ELECTRONIC PAYROLL TAXES PAYMENTS            -              -            -          -            299,993              15,744,256
PAYROLL                                      -              -            -          -            419,182              43,673,981
PAYMENTS/TRANSFERS TO LIQUIDATORS            -              -            -          -                 -               36,818,422
VENDOR PAYMENTS                              -              -            -          -          1,245,870             126,155,917
ELECTRONIC SALES TAX PAYMENTS                -              -            -          -                 -               14,639,307
REVOLVER FEES AND INTEREST - FLEET           -              -            -          -                 -                5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE         -              -            -          -                 -              257,525,534
CUSTOMER REFUNDS                             -              -            -          -             17,152               2,090,748
EMPLOYEE BENEFIT PLAN PAYMENTS               -              -            -          -            366,023               7,781,064
CORPORATE INCOME TAX PAYMENTS                -              -            -          -                 -                   60,000
BANK FEES                                    -              -            -          -              5,691                 380,584
RETURN ITEMS                                 -              -            -          -                278                 529,962
MISCELLANEOUS                                -              -            -          -              1,943                  81,952
                                             -              -            -          -                 -                        -
   TOTAL DISBURSEMENTS                     $ -            $ -          $ -        $ -          8,905,041           1,056,472,583

NET CASH FLOW                              $ -            $ -          $ -        $ -    $     2,288,521         $    30,655,454

CASH - END OF MONTH                        $ -            $ -          $ -        $ -    $    35,310,716         $    35,310,716




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                              $     8,905,041
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                            $     6,548,908
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                          $            -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  $     2,356,133

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                            COMERICA BANK

                                          PAYROLL             FLEX              VEBA            CONCENTR.          FUNDING
                                         1851132363        1840425811        1840427643         1149003715       1850803196

Cash - Beg                               $  11,465           $ 2,750         $ 109,128        $ 2,296,684        $  934,963

Receipts
Internal Transfers                         434,824             5,661           423,575            912,264         1,000,000
Interest Income                                  -                 -                 -                  -                 -
Accounts Receivable -
   Credit/Collections                            -                 -                 -                  -                 -
Accounts Receivable -
Lockbox                                          -                 -                 -                  -                 -
Retail Cash/Check Sales &
   J-Card Store Payments                         -                 -                 -                  -                 -
Asset Dispositions &
   Payments from Liquidators                     -                 -                 -                  -         4,487,800
Revolver Borrowings - Fleet                      -                 -                 -                  -                 -
Return Items Redeposited                         -                 -                 -                  -                 -
Misc Deposits/Credits                            -                 -               284                  -            19,996
Bankcard Receipts                                -                 -                 -                  -           (14,649)
Employee Benefit Plans -
   Payments from Providers                       -                 -                 -                  -                 -
Corporate Income Tax Refund                      -                 -                 -                  -                 -
Total Receipts                           $ 434,824           $ 5,661         $ 423,859        $   912,264        $5,493,147

Disbursements
Internal Transfers                               -             2,055            83,618             17,102         5,446,134
Electronic Payroll Tax /
   Withholding Payments                          -                 -                 -            284,617            15,377
Payroll                                    257,466                 -                 -            118,858                 -
Payments/Transfers to
   Liquidators                                   -                 -                 -                  -                 -
Vendor Payments                                  -                 -                 -          1,242,801                 -
Electronic Sales Tax Payments                    -                 -                 -                  -                 -
Revolver Fees and Interest -
   Fleet                                         -                 -                 -                  -                 -
Receipts applied to Revolver Balance -
   Fleet                                         -                 -                 -                  -                 -
Customer Refunds                                 -                 -                 -                  -                 -
Employee Benefit Plan Payments                   -             2,883           363,140                  -                 -
Corporate Income Tax Payments                    -                 -                 -                  -                 -
Bank Fees                                        -                 -             2,008              2,294                 -
Return Items                                     -                 -               278                  -                 -
Miscellaneous                                    -                 -                 -              1,743                 -

Total Disbursements                      $ 257,466           $ 4,937         $ 449,044        $ 1,667,414        $5,461,510

Net Cash Flow                            $ 177,358             $ 724         $ (25,185)       $  (755,150)       $   31,637

Cash End of Month                        $ 188,823           $ 3,474         $  83,943        $ 1,541,534        $  966,600






                                                                                      1ST UNION           FLEET
                                   A/R              REFUND           COLLATERAL        PAYROLL          CUSTOMER       CURRENT MONTH
                                1840422354        1850553791         1851359800        2912149         9419400055          ACTUAL

Cash - Beg                      $     -           $     -           $    292          $ 48,669        $29,618,245      $ 33,022,195

Receipts
Internal Transfers                1,274            15,878                200                 -          3,690,032         6,483,707
Interest Income                       -                 -                  -                 -             18,955            18,955
Accounts Receivable -
   Credit/Collections                 -                 -                  -                 -                  -                 -
Accounts Receivable -
   Lockbox                            -                 -                  -                 -                  -                 -
Retail Cash/Check Sales &
   J-Card Store Payments              -                 -                  -                 -                  -                 -
Asset Dispositions &
   Payments from Liquidators          -                 -                  -                 -            200,000         4,687,800
Revolver Borrowings - Fleet           -                 -                  -                 -                  -                 -
Return Items Redeposited              -                 -                  -                 -                  -                 -
Misc Deposits/Credits                 -                 -                100                 -                  -            20,379
Bankcard Receipts                     -                 -                  -                 -             (2,631)          (17,279)
Employee Benefit Plans -
   Payments from Providers            -                 -                  -                 -                  -                 -
Corporate Income Tax Refund           -                 -                  -                 -                  -                 -
Total Receipts                  $ 1,274           $15,878           $ 300.00          $      -        $ 3,906,356      $ 11,193,562

Disbursements
Internal Transfers                    -                 -                  -                 -          1,000,000         6,548,908
Electronic Payroll Tax /
   Withholding Payments               -                 -                  -                 -                  -           299,993
Payroll                               -                 -                  -            42,858                  -           419,182
Payments/Transfers to
   Liquidators                        -                 -                  -                 -                  -                 -
Vendor Payments                       -                 -                  -                 -              3,070         1,245,870
Electronic Sales Tax Payments         -                 -                  -                 -                  -                 -
Revolver Fees and Interest -
   Fleet                              -                 -                  -                 -                  -                 -
Receipts applied to Revolver
   Balance - Fleet                    -                 -                  -                 -                  -                 -
Customer Refunds                  1,274            15,878                  -                 -                  -            17,152
Employee Benefit Plan Payments        -                 -                  -                 -                  -           366,023
Corporate Income Tax Payments         -                 -                  -                 -                  -                 -
Bank Fees                             -                 -                136               519                735             5,691
Return Items                          -                 -                  -                 -                  -               278
Miscellaneous                         -                 -                200                 -                  -             1,943

Total Disbursements             $ 1,274           $15,878           $    336          $ 43,377        $ 1,003,805      $  8,905,041

Net Cash Flow                   $     -           $     -           $    (36)         $(43,377)       $ 2,902,551      $  2,288,521

Cash End of Month               $     -           $     -           $    256          $  5,291        $32,520,796      $ 35,310,716

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002

                               BANK RECONCILIATION


JACOBSON STORES, INC.


                                                                     BANK ACCOUNTS

BALANCE PER BOOKS                        $ -                   $ -                   $ -                   $ -

Bank Balance                             SEE ATTACHED SCHEDULE B                       -                     -
Plus: Deposits In Transit                  -                     -                     -                     -
Less: Outstanding Checks                   -                     -                     -                     -
Other                                      -                     -                     -                     -
ADJUSTED BANK BALANCE                    $ -                   $ -                   $ -                   $ -





OTHER


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                            COMERICA BANK

                                           PAYROLL            FLEX              VEBA           CONCENTR.          FUNDING
                                          1851132363        1840425811        1840427643      1149003715        1850803196
Balance Per Books                        $  (3,554)         $ (2,910)         $ 20,908       $ 1,201,464       $ 1,150,615

Bank Balance                               188,823             3,474            83,943         1,541,534           966,600
Plus:  Deposits in Transit -
   Booked Not Banked                             -                 -                 -                 -           184,015
Less:  Outstanding Checks/
   Wire Transfers                         (192,377)           (6,384)          (63,149)         (340,070)                -
Less:  Outstanding Internal
   Transfers                                     -                 -                 -                 -                 -
Less:  Deposits in Transit -
   Banked not Booked                             -                 -                 -                 -                 -
Misposted Entries                                -                 -                 -                 -                 -
Checks issued not on Books                       -                 -                 -                 -                 -
Interest Income not on Books                     -                 -                 -                 -                 -
Return of Direct Deposit Funds
   not on Books                                  -                 -                 -                 -                 -
Checks Cleared not O/S on Books                  -                 -                 -                 -                 -
Overdraft Charges not on Books                   -                 -                 -                 -                 -
Returned Items                                   -                 -                 -                 -                 -
Interest Expense not on Books                    -                 -                 -                 -                 -
Bank Fees/Debits not on Books                    -                 -                 -                 -                 -
Misc Deposit/Credit not on Books                 -                 -                 -                 -                 -
Bankcard Fees not on Books                       -                 -                 -                 -                 -
Bankcard Debits on Books not Bank                -                 -                 -                 -                 -
Misc variance                                    -                 0               113                 -                 -

Adjusted Bank Balance                    $  (3,554)         $ (2,910)         $ 20,908       $ 1,201,464       $ 1,150,615





                                                                                     1ST UNION           FLEET             TOTAL

                                      A/R             REFUND           COLLATERAL      PAYROLL         CUSTOMER
                                  1840422354        1850553791         1851359800      2912149        9419400055
Balance Per Books                  $ (9,310)        $ (20,044)            $ 256       $ (7,428)      $ 32,520,796      $ 34,850,792

Bank Balance                              -                 -               256          5,291         32,520,796        35,310,716
Plus:  Deposits in Transit -
   Booked Not Banked                      -                 -                 -              -                  -           184,015
Less:  Outstanding Checks/
   Wire Transfers                    (9,310)          (20,044)                -        (13,414)                 -          (644,747)
Less:  Outstanding Internal
   Transfers                              -                 -                 -              -                  -                 -
Less:  Deposits in Transit -
   Banked not Booked                      -                 -                 -              -                  -                 -
Misposted Entries                         -                 -                 -              -                  -                 -
Checks issued not on Books                -                 -                 -              -                  -                 -
Interest Income not on Books              -                 -                 -              -                  -                 -
Return of Direct Deposit Funds
   not on Books                           -                 -                 -              -                  -                 -
Checks Cleared not O/S on Books           -                 -                 -              -                  -                 -
Overdraft Charges not on Books            -                 -                 -              -                  -                 -
Returned Items                            -                 -                 -              -                  -                 -
Interest Expense not on Books             -                 -                 -              -                  -                 -
Bank Fees/Debits not on Books             -                 -                 -              -                  -                 -
Misc Deposit/Credit not on Books          -                 -                 -              -                  -                 -
Bankcard Fees not on Books                -                 -                 -              -                  -                 -
Bankcard Debits on Books not Bank         -                 -                 -              -                  -                 -
Misc variance                             -                 -                 -            695                  -               808

Adjusted Bank Balance              $ (9,310)        $ (20,044)            $ 256       $ (7,428)      $ 32,520,796      $ 34,850,792

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)



                                                                                   Cumulative
                                                                                 Filing to date
                                                                     November        Totals
                                                                     --------        ------
Net Sales                                                           $     -        $ 155,128

Cost of Goods Sold                                                        -         (110,796)
                                                                       ------        -------

Gross Profit                                                              -           44,332

Operating Expenses                                                        254        (73,095)
                                                                       ------        -------

Operating Income / (Loss)                                                 254        (28,763)

Interest Income / (Expense), net                                           18         (2,265)

Other Income / (Expense)                                               (6,231)       (56,644)
                                                                       ------        -------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                  (5,959)       (87,672)

Reorganization / Liquidation Expenses - (incl. Professional Fees)        (157)        (6,950)

Income Taxes - Benefit / (Expense)                                        -              521
                                                                       ------        -------

Net Income / (Loss)                                                 $  (6,116)     $ (94,101)
                                                                       ======        =======




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002


                                BALANCE SHEET **
                             (dollars in thousands)


                                        ASSETS
                                        ------
       CURRENT ASSETS:
       ---------------
       CASH AND CASH EQUIVALENTS                                                                    $ 34,851
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS                                                                                3,974
       INTERCOMPANY RECEIVABLE                                                                             0
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       OTHER PREPAIDS                                                                                  1,035
       REFUNDABLE TAXES                                                                                  728
                                                                                            -----------------

                                                                        SUBTOTAL                      40,588

       TOTAL P, P & E:                                                                                 5,931
       LESS: ACCUMULATED DEPR.                                                                        (1,853)
                                                                                            -----------------
                                                PROPERTY, PLANT & EQUIPMENT, NET                       4,078

       OTHER ASSETS:
       -------------
       LIFE INSURANCE - CSV                                                                              228
       EQUITY IN SUBS                                                                                  2,100
       PREPAID PENSION                                                                                     0
       OTHER                                                                                           1,511
                                                                                            -----------------
                                                                        SUBTOTAL                       3,839

                                                                                            -----------------
       TOTAL ASSETS                                                                                 $ 48,505
                                                                                            =================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002


                                BALANCE SHEET**
                             (dollars in thousands)


                          LIABILITIES & STOCKHOLDERS' EQUITY
                                  CURRENT LIABILITIES

       POST-PETITION LIABILITIES & ACCRUED EXPENSES:
       ---------------------------------------------
       ACCOUNTS PAYABLE                                                                       $            -
       AMOUNTS DUE TO INSIDERS                                                                             0
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PROPERTY TAXES                                                                          3,083
       ACCRUED PAYROLL TAXES                                                                              20
       ACCRUED STATE INCOME TAXES                                                                        426
       ACCRUED SALES & USE TAXES                                                                           0
       ACCRUED INTEREST                                                                                    0
       ACCRUED PROFESSIONAL FEES                                                                       1,450
       ACCRUED RENT/LEASE                                                                                280
       RESTRUCTURING / STORE CLOSING RESERVE                                                           7,782
       ACCRUED MEDICAL / HOSPITAL                                                                      1,325
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             1,872
       ACCRUED WORKERS COMPENSATION                                                                      407
       ACCRUED OTHER                                                                                     925
                                                                                            -----------------
                                                                        SUBTOTAL                      17,570

       OTHER POST-PETITION LIABILITIES:
       --------------------------------
       INTERCOMPANY LIABILITIES                                                                       68,543
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------
                                                                        SUBTOTAL                      68,543
                                                                                            -----------------

       TOTAL CURRENT POST-PETITION LIABILITIES                                                        86,113

       LIABILITIES SUBJECT TO COMPROMISE:
       ----------------------------------
       ACCOUNTS PAYABLE                                                                               40,437
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED VACATION                                                                                  575
       ACCRUED WORKERS COMPENSATION                                                                    2,216
       ACCRUED INTEREST                                                                                1,079
       ACCRUED PROPERTY TAXES                                                                              0
       OFFICER'S DEFERRED COMPENSATION                                                                   415
       MORTGAGES                                                                                           0
       DEBENTURES                                                                                     24,376
       OTHER LIABILITIES                                                                                 728
                                                                                            -----------------
                                                                        SUBTOTAL                      69,826
                                                                                            -----------------
       TOTAL LIABILITIES                                                                             155,939

       STOCKHOLDERS' EQUITY:
       ---------------------
       COMMON STOCK                                                                                    5,975
       PAID IN SURPLUS                                                                                 7,201
       TREASURY STOCK                                                                                   (399)
       RETAINED EARNINGS, BEGINNING                                                                  (26,110)
       CURRENT PERIOD EARNINGS                                                                       (94,101)
                                                                                            -----------------

                                                                        SUBTOTAL                    (107,434)

                                                                                            -----------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                               $       48,505
                                                                                            =================


**   NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002


                          SUMMARY OF POSTPETITION TAXES


JACOBSON STORES, INC.

                                BEGINNING TAX      AMOUNT WITHHELD OR   AMOUNT PAID     DATE PAID  CHECK NO. OR EFT       ENDING TAX
                                  LIABILITY             ACCRUED                                                            LIABILITY
FEDERAL
Withholding                   $    (5,859)           $  105,794          $  99,935          SEE SUMMARY SCHEDULE C      $        (0)
FICA - Employee                     2,260                20,776             23,036          SEE SUMMARY SCHEDULE C                0
FICA - Employer                       391                22,645             23,036          SEE SUMMARY SCHEDULE C                0
Unemployment                           44                   243                  -          SEE SUMMARY SCHEDULE C              287
Income                                  -                     -                  -                                               -
Other:                                  -                     -                  -                                               -
   TOTAL FEDERAL TAXES             (3,164)              149,458            146,006                                              288
STATE AND LOCAL
Withholding                         1,894                18,535              1,332          SEE SUMMARY SCHEDULE D           19,097
Sales & Use                             -                     -                  -          SEE SUMMARY SCHEDULE D               -
Unemployment                          323                   524                  -          SEE SUMMARY SCHEDULE D              847
Real Property                   1,207,324               700,931                  -                                        1,908,255
Personal Property                 928,569               323,767             78,000          SEE SUMMARY SCHEDULE D        1,174,336
Income                            426,141                     -                  -          SEE SUMMARY SCHEDULE D          426,141
Other:                                  -                     -                  -                                               -
   TOTAL STATE AND LOCAL        2,564,251             1,043,757             79,332                                        3,528,676
TOTAL TAXES PAYABLE           $ 2,561,087            $1,193,215          $ 225,338                                      $ 3,528,964
REFUNDABLE TAXES              $  (728,237)                    -                                                         $  (728,237)


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                                 NUMBER OF DAYS PAST DUE
                                 CURRENT               0 - 30             31 - 60              61 +        DISCOUNTS          TOTAL
Accounts Payable -
   Merchandise                $          -           $      -            $      -           $      -       $    -                -
Accounts Payable -
   Non-Merchandise                       -                  -                   -                  -            -                -
Amounts Due to Insiders                  -                  -                   -                  -                             -
Accrued Payroll                          -                  -                   -                  -                             -
Accrued Taxes                    3,529,000                  -                   -                  -                      3,529,000
Accrued Interest                         -                  -                   -                  -                             -
Accrued Professional Fees        1,450,000                  -                   -                  -                      1,450,000
Accrued Rent / Leases              280,000                  -                   -                  -                        280,000
Restructuring / Store Closing
   Reserve                       7,782,000                  -                   -                  -                      7,782,000
Accrued Medical / Hospital       1,325,000                  -                   -                  -                      1,325,000
Accrued Customer Gift Card
   Balances                      1,872,000                  -                   -                  -                      1,872,000
Accrued Workers Compensation       407,000                  -                   -                  -                        407,000
Accrued Other                      925,000                  -                   -                  -                        925,000
Other (excluding Interco.
   payable)                              -                  -                   -                  -                            -
TOTAL POSTPETITION DEBTS      $ 17,570,000           $      -            $      -           $      -       $    -       $17,570,000



If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS


FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS        AMOUNT        CHECK/EFT NO.        DATE        ADD'L COMMENTS
      941 Deposit                                                   $   57,662         95817918         11/18/02
      941 Deposit                                                       88,345         97124203         11/29/02
                                                                    -----------
                                                                    $  146,006
                                                                    -----------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                            $      -
                                                                    -----------
                                                                    $      -
                                                                    -----------

TAXES - SCHEDULE D:  LISTING OF STATE & LOCAL TAX PAYMENTS


STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS                       AMOUNT         CHECK/EFT NO.      DATE       ADD'L COMMENTS
      Michigan - Employee State Withholding                          $    -
      Ohio - Employee State Withholding                                   -
      Indiana - Employee City/State Withholding                         1,190           70631         11/29/02
      Indiana - Employee City/State Withholding                           142           71381         11/29/02
      Kentucky - Employee State Withholding                               -
      Kansas - Employee State Withholding                                 -
      Jackson, Michigan - Employee Local Withholding                      -
      Grand Rapids, Michigan - Employee Local Withholding                 -
      Columbus, Ohio - Employee Local Withholding                         -
      Louisville, Kentucky - Employee Local Withholding                   -
                                                                     --------
                                                                     $  1,332
                                                                     --------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       MI                                                            $    -
       IN                                                                 -
       KY                                                                 -
       KS                                                                 -
       FL                                                                 -
                                                                     --------
                                                                     $    -
                                                                     --------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                     $    -
                                                                     --------
                                                                     $    -
                                                                     --------
STATE INCOME TAXES
                                                                     $    -
                                                                     --------
                                                                     $    -
                                                                     --------
REAL ESTATE/ PERSONAL TAXES
      Meridian Township, Michigan                                    $ 78,000
                                                                     --------
                                                                     $ 78,000
                                                                     --------

         JACOBSON STORES, INC.
         SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #             VENDOR NAME           CURRENT            1-30           31-60             61+           DISCOUNTS         TOTAL
--------             -----------           -------            ----           -----             ---           ---------         -----
                              ------------------------------------------------------------------------------------------------------
                        TOTALS                -                -               -                -                -                -
                              ======================================================================================================

         JACOBSON STORES INC.
         Schedule F: OPEN PAYABLES -  NON-MERCHANDISE EXPENSE

VENDOR #             VENDOR NAME           CURRENT            1-30           31-60             61+           DISCOUNTS         TOTAL
--------             -----------           -------            ----           -----             ---           ---------         -----
                              ------------------------------------------------------------------------------------------------------
                        TOTALS                -                -               -                -                -                -
                              ======================================================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002


                                INSURANCE SUMMARY

                                                                                 PREMIUMS
                                                                 POLICY        PAID THROUGH
POLICY TYPE            INSURER/POLICY NO.                        PERIOD         EXP. DATE    DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------------------
General Liability      St. Paul Insurance Co.              08/01/02-07/31/03       Yes       $0
                       CK02102387



Automobile             St. Paul Insurance Co.              08/01/02-07/31/03       Yes       None
                       CK02102387                                                            $500 Comprehensive
                                                                                             $2,500 Collision

                                                                                             $500/$2500/veh./max. per loss
                                                                                             $2,000 Collision

Workers Comp. - MI     St. Paul Insurance Co.               11/4/02 - 5/4/03        No
                       WVA2102876

Umbrella Liability     St. Paul Insurance Co.              08/01/02-07/31/03       Yes
                       CK02102387


Property/Boiler        Crum & Forster ($10 mil. primary)   06/01/02-05/31/03       Yes       $250,000/occurrence
                       ACE ($90 mil. excess)                                   (financed by  $500,000/occ. flood zones A-V
                       Hartford Steam Boiler (B & M)                            Cananwill)   2% TIV critical wind
                       C X D3 530874-A                                                       $50,000/occ. boiler & mach.

Ocean Marine           American Home Assur.                06/01/99-05/31/03       Yes
                       87116 C





Directors & Officers   Chubb                               06/01/02-05/31/03       Yes       $500,000
                       8142-40-25                                                            securities claims
                       Royal (prior year 12 mos. run-out)                                    $100,000
                       PSF000439                                                             non-securities claims

Fiduciary Liability    Chubb                               01/20/00-06/01/03       Yes       $10,000
                       81597020







                                        LIMITS
-------------------------------------------------------------------------------
General Liability             $2,000,000. General Aggregate
                              $2,000,000 Products Aggregate
                              $1,000,000 Each Occurrence
                              $1,000,000 Personal & Adv. injury

Automobile                    $1,000,000 Liability / UM-UIM
                              Physical Damage
                              Physical Damage

                              $1,000,000 Garagekeepers Liability


Workers Comp. - MI            $1,000,000 Bodily Injury by Accident
                              $1,000,000 Bodily Injury by Disease

Umbrella Liability            $10,000,000 Each Occurrence
                              $10,000,000 Prod. Aggregate
                              $10,000,000 Aggregate

Property/Boiler               $100,000,000 Each Occurrence




Ocean Marine                  $2,000,000 Goods on any 1 vessel
                              $2,000,000 Goods shipped on deck/
                                      any 1 vessel
                              $2,000,000 Goods shipped any 1 aircraft
                              $2,000,000 Goods while at rest
                              $   25,000 Goods in any one pkg. by mail

Directors & Officers          $10,000,000 each claim/aggregate

                              Prior-year Excess run-off:
                              $5,000,000 each claim/aggregate

Fiduciary Liability           $5,000,000 each claim/aggregate






NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002



                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                              FORM NO.        ATTACHED       ATTACHED
------------------                                              --------        --------     -----------
Debtor Affirmations                                             MOR - 1            Yes
Schedule of Cash Receipts and Disbursements                     MOR - 2            Yes
Bank Account Reconciliations                                    MOR - 2            Yes
Statement of Operations                                         MOR - 3            Yes
Balance Sheet                                                   MOR - 4            Yes
Status of Postpetition Taxes                                    MOR - 5            N/A
Summary of Unpaid Postpetition Debts                            MOR - 5            N/A
Listing of aged accounts payable                                MOR - 5            N/A
Schedule of Insurance - Listing of Policies                     MOR - 6            N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-----------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                             12/23/2002
-----------------------------------------------                -------------
Signature of Authorized Individual                             Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002


                               DEBTOR AFFIRMATION


------------------------------------------------------------------------------------------------------
AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE        FALSE
------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of                  X
Operating Instructions and Reporting Requirements, is in effect.
------------------------------------------------------------------------------------------------------
2.  That all post petition taxes, as described in section 9 of the Notice of        X
Operating Instructions and Reporting Requirements, are current.
------------------------------------------------------------------------------------------------------
3.  No professional fees (accountant, attorneys, etc.) have been paid               X
without specific court authorization.  If no, provide an explanation below.
------------------------------------------------------------------------------------------------------

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
---------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                            12/23/2002
---------------------------------------------------        ------------------
Signature of Authorized Individual                         Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002



                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS



JACOBSON STORES REALTY COMPANY



                                                                   BANK ACCOUNTS                          CURRENT       CUMULATIVE
                                                   COMERICA     COMERICA    NAT'L CITY      COMERICA       MONTH      FILING TO DATE
                                                  1840421992   1840433591   023065398      1851584167      ACTUAL         ACTUAL
CASH - BEGINNING OF MONTH                        $    69,256       $ -     $     2,312    $    34,780   $   106,348    $   104,726
                                                 -----------       ---     -----------    -----------   -----------    -----------
RECEIPTS
INTERNAL TRANSFERS                                    20,000         -               -              -        20,000        922,760
INTEREST INCOME                                            -         -               -             33            33             59
ACCOUNTS RECEIVABLE - CREDIT & COLL.                       -         -               -              -             -              -
ACCOUNTS RECEIVABLE - LOCKBOX                              -         -               -              -             -              -
RETAIL STORE DEPOSITS                                      -         -               -              -             -              -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS             -         -               -              -             -         34,754
REVOLVER BORROWINGS - FLEET                                -         -               -              -             -              -
RETURN ITEMS REDEPOSITED                                   -         -               -              -             -              -
MISCELLANEOUS                                          1,267         -               -              -         1,267        262,197
BANKCARD CASH RECEIPTS                                     -         -               -              -             -              -
EMPLOYEE BENEFIT PLANS                                     -         -               -              -             -              -
   TOTAL RECEIPTS                                $    21,267       $ -     $         -    $        33   $    21,300    $ 1,219,771
                                                 -----------       ---     -----------    -----------   -----------    -----------
DISBURSEMENTS
INTERNAL TRANSFERS                                         -         -               -              -             -        644,332
ELECTRONIC PAYROLL TAXES PAYMENTS                          -         -               -              -             -              -
PAYROLL                                                    -         -               -              -             -              -
COMMERCIAL LOAN PAYMENTS                              44,216         -               -              -        44,216        439,293
VENDOR PAYMENTS                                            -         -               -              -             -        104,856
ELECTRONIC SALES TAX PAYMENTS                              -         -               -              -             -              -
RECEIPTS APPLIED TO REVOLVER BALANCE                       -         -               -              -             -              -
CUSTOMER REFUNDS                                           -         -               -              -             -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                             -         -               -              -             -              -
BANK FEES                                                  -         -               6             19            25            109
RETURN ITEMS                                               -         -               -              -             -          2,500
MISCELLANEOUS                                              -         -               -              -             -              -
CORPORATE INCOME TAXES                                               -               -              -             -         50,000
   TOTAL DISBURSEMENTS                           $    44,216       $ -     $         6    $        19        44,241      1,241,089
                                                 -----------       ---     -----------    -----------   -----------    -----------
NET CASH FLOW                                    $   (22,950)      $ -     $        (6)   $        15   $   (22,941)   $   (21,319)
                                                 -----------       ---     -----------    -----------   -----------    -----------
CASH - END OF MONTH                              $    46,307       $ -     $     2,306    $    34,795   $    83,407    $    83,407



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                          $ 44,240.92
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                              -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                              $ 44,240.92

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002


                               BANK RECONCILIATION



JACOBSON STORES REALTY COMPANY

                                                               BANK ACCOUNTS
                                               COMERICA     COMERICA     NAT'L CITY     COMERICA       TOTAL
                                              1840421992   1840433591    023065398     1851584167
BALANCE PER BOOKS                               $46,307       $ -         $ 2,306       $34,795       $83,407
                                                -------       ---         -------       -------       -------
Bank Balance                                     46,307         -           2,306        34,795        83,407
Plus: Deposits In Transit - Booked not Banked         -         -               -             -             -
Less: Outstanding Checks/Wire Transfers               -                         -             -             -
Other                                                 -                         -             -             -
ADJUSTED BANK BALANCE                           $46,307       $ -         $ 2,306       $34,795       $83,407





OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002



                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)



                                                     Cumulative
                                                   Filing to date
                                       November        Totals
                                       --------        ------
Rental Income                          $      -       $  3,389

Interest Expense                            (61)        (1,580)

Depreciation                                  -         (1,063)

Taxes, Other than Income                     (4)           (45)

Other Income / (Expense)                     30         26,307
                                       --------       --------

Net Income / (Loss) b/4 Income Taxes        (35)        27,008

Income Taxes - Benefit / (Expense)            -              -
                                       --------       --------
                                       -----------------------
Net Income / (Loss)                    $    (35)      $ 27,008
                                       =======================


**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002



                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)



                   ASSETS
                   ------
CURRENT ASSETS
--------------
CASH AND CASH EQUIVALENTS                               $     83
ACCOUNTS RECEIVABLE, NET                                     167
DUE FROM VENDORS                                               0
INTERCOMPANY RECEIVABLE                                   60,019
INVENTORIES                                                    0
DEFERRED FINANCING                                             0
OTHER PREPAIDS                                                 0
REFUNDABLE TAXES                                               0
                                                        --------

TOTAL CURRENT ASSETS                                      60,269

TOTAL P, P & E:                                           20,260
LESS: ACCUMULATED DEPR.                                  (11,259)
                                                        --------
                  PROPERTY, PLANT & EQUIPMENT, NET         9,001

OTHER ASSETS:
-------------
NET GOODWILL                                                   0
LIFE INSURANCE - CSV                                           0
PREPAID PENSION                                                0
OTHER                                                          0
                                                        --------
TOTAL OTHER ASSETS                                             -
                                                        --------
TOTAL ASSETS                                            $ 69,270
                                                        ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 3, 2002 to November 30, 2002



                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)



                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------
                               CURRENT LIABILITIES
                               -------------------
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                                  $     -
AMOUNTS DUE TO INSIDERS                                                 0
ACCRUED PAYROLL                                                         0
ACCRUED PROPERTY TAXES                                                  0
ACCRUED PAYROLL TAXES                                                   0
ACCRUED STATE INCOME TAXES                                              0
ACCRUED SALES & USE TAXES                                               0
ACCRUED INTEREST                                                        0
ACCRUED PROFESSIONAL FEES                                               0
ACCRUED RENT/LEASE                                                      0
ACCRUED OTHER                                                         841
                                                                  -------

                                                   SUBTOTAL           841

OTHER POST-PETITION LIABILITIES:
--------------------------------
NOTES PAYABLE - REVOLVER                                                0
INTERCOMPANY LIABILITIES                                                0
RESTRUCTURING RESERVE                                                   0
DEFERRED RENT                                                           0
BANK FLOAT / OVERDRAFTS                                                 0
OTHER LIABILITIES                                                       0
                                                                  -------

                                                   SUBTOTAL             0
                                                                  -------

TOTAL CURRENT POST-PETITION LIABILITIES                               841

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                                        0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                    0
ACCRUED VACATION                                                        0
ACCRUED WORKERS COMPENSATION                                            0
ACCRUED INTEREST                                                        0
ACCRUED PROPERTY TAXES                                                  0
OFFICER'S DEFERRED COMPENSATION                                         0
MORTGAGES                                                          16,689
DEBENTURES                                                              0
OTHER LIABILITIES                                                       0
                                                                  -------
                                                   SUBTOTAL        16,689
                                                                  -------

TOTAL LIABILITIES                                                  17,530

STOCKHOLDERS' EQUITY
--------------------
COMMON STOCK                                                          400
PAID IN SURPLUS                                                         0
TREASURY STOCK                                                          0
RETAINED EARNINGS, BEGINNING                                       24,332
CURRENT PERIOD EARNINGS                                            27,008
                                                                  -------
                                                   SUBTOTAL        51,740
                                                                  -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $69,270
                                                                  =======


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 2, 2002 to November 30, 2002



                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                          DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                         FORM NO.       ATTACHED       ATTACHED
------------------                                         --------       --------     -----------
Debtor Affirmations                                        MOR - 1            Yes
Schedule of Cash Receipts and Disbursements                MOR - 2            Yes
Bank Account Reconciliations                               MOR - 2            Yes
Statement of Operations                                    MOR - 3            Yes
Balance Sheet                                              MOR - 4            Yes
Status of Postpetition Taxes                               MOR - 5            N/A
Summary of Unpaid Postpetition Debts                       MOR - 5            N/A
Listing of aged accounts payable                           MOR - 5            N/A
Schedule of Insurance - Listing of Policies                MOR - 6            N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
-----------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                            12/23/2002
-----------------------------------------------              --------------
Signature of Authorized Individual                           Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 2, 2002 to November 30, 2002



                               DEBTOR AFFIRMATION


----------------------------------------------------------------------------------------------------------------
AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
----------------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of                  X
Operating Instructions and Reporting Requirements, is in effect.
----------------------------------------------------------------------------------------------------------------
2.  That all post petition taxes, as described in section 9 of the Notice of        X
Operating Instructions and Reporting Requirements, are current.
----------------------------------------------------------------------------------------------------------------
3.  No professional fees (accountant, attorneys, etc.) have been paid               X
without specific court authorization.  If no, provide an explanation below.
----------------------------------------------------------------------------------------------------------------


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
----------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                        12/23/2002
----------------------------------------------            ------------
Signature of Authorized Individual                        Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 2, 2002 to November 30, 2002




                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.


                                                                  BANK ACCOUNTS                   CURRENT      CUMULATIVE
                                                  COMERICA                                         MONTH     FILING TO DATE
                                                 1840421752                                        ACTUAL        ACTUAL
CASH - BEGINNING OF MONTH                            $84         $ -        $ -         $ -         $84           $84
                                                     ---         ---        ---         ---         ---           ---
RECEIPTS
INTERNAL TRANSFERS                                     -           -          -           -           -             -
INTEREST INCOME                                        -           -          -           -           -             -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                   -           -          -           -           -             -
ACCOUNTS RECEIVABLE - LOCKBOX                          -           -          -           -           -             -
RETAIL STORE DEPOSITS                                  -           -          -           -           -             -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS         -                                                            -
REVOLVER BORROWINGS - FLEET                            -           -          -           -           -             -
RETURN ITEMS REDEPOSITED                               -           -          -           -           -             -
MISCELLANEOUS                                          -           -          -           -           -             -
BANKCARD CASH RECEIPTS                                 -           -          -           -           -             -
EMPLOYEE BENEFIT PLANS                                 -           -          -           -           -             -
   TOTAL RECEIPTS                                    $ -         $ -        $ -         $ -         $ -           $ -
                                                     ---         ---        ---         ---         ---           ---
DISBURSEMENTS
INTERNAL TRANSFERS                                     -           -          -           -           -             -
ELECTRONIC PAYROLL TAXES PAYMENTS                      -           -          -           -           -             -
PAYROLL                                                -           -          -           -           -             -
PAYMENTS/TRANSFERS TO LIQUIDATORS                      -           -          -           -           -             -
VENDOR PAYMENTS                                        -           -          -           -           -             -
ELECTRONIC SALES TAX PAYMENTS                          -           -          -           -           -             -
RECEIPTS APPLIED TO REVOLVER BALANCE                   -           -          -           -           -             -
CUSTOMER REFUNDS                                       -           -          -           -           -             -
EMPLOYEE BENEFIT PLAN PAYMENTS                         -           -          -           -           -             -
BANK FEES                                              -           -          -           -           -             -
RETURN ITEMS                                           -           -          -           -           -             -
MISCELLANEOUS                                          -           -          -           -           -             -
                                                       -           -          -           -           -             -
   TOTAL DISBURSEMENTS                               $ -         $ -        $ -         $ -           -             -
                                                     ---         ---        ---         ---         ---           ---
NET CASH FLOW                                        $ -         $ -        $ -         $ -         $ -           $ -
                                                     ---         ---        ---         ---         ---           ---
CASH - END OF MONTH                                  $84         $ -        $ -         $ -         $84           $84



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                       $ -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                       -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                     -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                           $ -

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 2, 2002 to November 30, 2002



                               BANK RECONCILIATION




JACOBSON CREDIT CORP.

                                             BANK ACCOUNTS
                              COMERICA                                         TOTAL
                             1840421752
BALANCE PER BOOKS               $ -         $ -         $ -         $ -         $ -
                                ---         ---         ---         ---         ---
Bank Balance                     84           -           -           -          84
Plus: Deposits In Transit         -           -           -           -           -
Less: Outstanding Checks          -           -           -           -           -
Other                             -           -           -           -           -
ADJUSTED BANK BALANCE           $84         $ -         $ -         $ -         $84



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 2, 2002 to November 30, 2002



                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                         Cumulative
                                                                       Filing to date
                                                            November       Totals
                                                            --------       ------
Net Sales                                                     $ -           $ -

Cost of Goods Sold                                              -             -
                                                              ---           ---

Gross Profit                                                    -             -

Operating Expenses                                              -             -
                                                              ---           ---

Operating Income / (Loss)                                       -             -

Interest Expense                                                -             -

Other Income                                                    -             -
                                                              ---           ---

Net Income / (Loss) b/4 Restructuring Costs and Taxes           -             -

Reorganization Expenses - (incl. Professional Fees)             -             -

Income Taxes - Benefit / (Expense)                              -             -
                                                              ---           ---
                                                              -----------------
Net Income / (Loss)                                           $ -           $ -
                                                              =================


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 2, 2002 to November 30, 2002



                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                  ASSETS
                                  ------
       CURRENT ASSETS
       --------------
       CASH AND CASH EQUIVALENTS                                        $     -
       ACCOUNTS RECEIVABLE, NET                                               0
       DUE FROM VENDORS                                                       0
       INTERCOMPANY RECEIVABLE                                            8,524
       INVENTORIES                                                            0
       DEFERRED FINANCING                                                     0
       OTHER PREPAIDS                                                         0
       REFUNDABLE TAXES                                                       0
                                                                        --------

       TOTAL CURRENT ASSETS                                               8,524

       TOTAL P, P & E:                                                        0
       LESS: ACCUMULATED DEPR.                                                0
                                                                        --------
                          PROPERTY, PLANT & EQUIPMENT, NET                    -

       OTHER ASSETS:
       -------------
       NET GOODWILL                                                           0
       LIFE INSURANCE - CSV                                                   0
       PREPAID PENSION                                                        0
       OTHER                                                                  0
                                                                        --------
       TOTAL OTHER ASSETS                                                     -
                                                                        --------
       TOTAL ASSETS                                                     $ 8,524
                                                                        ========


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 2, 2002 to November 30, 2002



                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)



                          LIABILITIES & STOCKHOLDERS' EQUITY
                          ----------------------------------
                                 CURRENT LIABILITIES
                                 -------------------
       POST-PETITION LIABILITIES & ACCRUED EXPENSES:
       ---------------------------------------------
       ACCOUNTS PAYABLE                                                          $     -
       AMOUNTS DUE TO INSIDERS                                                         0
       ACCRUED PAYROLL                                                                 0
       ACCRUED PROPERTY TAXES                                                          0
       ACCRUED PAYROLL TAXES                                                           0
       ACCRUED STATE INCOME TAXES                                                      0
       ACCRUED SALES & USE TAXES                                                       0
       ACCRUED INTEREST                                                                0
       ACCRUED PROFESSIONAL FEES                                                       0
       ACCRUED RENT/LEASE                                                              0
       ACCRUED OTHER                                                                   0
                                                                                ---------

                                                            SUBTOTAL                   0

       OTHER POST-PETITION LIABILITIES:
       --------------------------------
       NOTES PAYABLE - REVOLVER                                                        0
       INTERCOMPANY LIABILITIES                                                        0
       RESTRUCTURING RESERVE                                                           0
       DEFERRED RENT                                                                   0
       BANK FLOAT / OVERDRAFTS                                                         0
       OTHER LIABILITIES                                                               0
                                                                                ---------

                                                            SUBTOTAL                   0
                                                                                ---------

       TOTAL CURRENT POST-PETITION LIABILITIES                                         0

       LIABILITIES SUBJECT TO COMPROMISE:
       ----------------------------------
       ACCOUNTS PAYABLE                                                                0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                            0
       ACCRUED VACATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                    0
       ACCRUED INTEREST                                                                0
       ACCRUED PROPERTY TAXES                                                          0
       OFFICER'S DEFERRED COMPENSATION                                                 0
       MORTGAGES                                                                       0
       DEBENTURES                                                                      0
       OTHER LIABILITIES                                                               0
                                                                                ---------
                                                            SUBTOTAL                   0
                                                                                ---------

       TOTAL LIABILITIES                                                               -

       STOCKHOLDERS' EQUITY
       --------------------
       COMMON STOCK                                                                1,700
       PAID IN SURPLUS                                                                 0
       TREASURY STOCK                                                                  0
       RETAINED EARNINGS, BEGINNING                                                6,824
       CURRENT PERIOD EARNINGS                                                         0
                                                                                ---------
                                                            SUBTOTAL               8,524
                                                                                ---------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                  $ 8,524
                                                                                =========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).